UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
 ACT OF 1934
Date of Report (Date of Earliest Event Reported)   September 29, 2008

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 30150 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV Energy
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000
None
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Signatures

 Item 1.01   Entry Into a Material Definitive Agreement

    On September 29, 2008, Nevada Power Company, d/b/a NV Energy, and International Brotherhood of Electrical Workers (IBEW) Local 396 entered into a new collective bargaining agreement (CBA).  The CBA will be in place for a three-year period ending January 31, 2011.  The CBA includes a cash-balance pension plan and general wage increases in years 2008, 2009, and 2010.  Other negotiated items include signing bonuses, modifications to language concerning overtime scheduling, and a modified holiday schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: October 1, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)

Date: October 1, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer